UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2022

BUTTERFLY NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39292	84-4618156
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Old Whitfield Street Guilford, Connecticut	06437
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 689-5650

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BFLY	The New York Stock Exchange
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	BFLY WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Butterfly Network, Inc. (the “Company”) has determined that an administrative error occurred in connection with the filing of its Current Report on Form 8-K that was filed with the Securities and Exchange Commission (the “SEC”) on January 11, 2022 (the “Original Report”). While the Original Report was reviewed and approved by the appropriate officer of the Company prior to its filing with the SEC, the Company did not obtain a manual or electronic signature from the Company’s officer whose conformed signature was set forth in the Original Report, as required by Rule 12b-11 and Rule 302(b) of Regulation S-T under the Securities Exchange Act of 1934, as amended (the “Signature Authorization Rules”). This Amendment No. 1 on Form 8-K/A (the “Amendment No. 1”) to the Original Report is being filed in order to reflect that the Company has obtained the required signature to this Amendment No. 1 from the appropriate officer, as required by the Signature Authorization Rules.

Except as described above, this Amendment No. 1 does not modify or update disclosure in, or exhibits to, the Original Report. Furthermore, this Amendment No. 1 does not change the previously reported financial results, if any, nor does it reflect events occurring after the date of the Original Report. Information not affected by this Amendment No. 1 remains unchanged and reflects the disclosures made at the time the Original Report was made.

Item 2.02	Results of Operations and Financial Condition.

On January 11, 2022, Butterfly Network, Inc. (the “Company”) issued a press release reporting preliminary unaudited financial information, including preliminary unaudited total revenue, for the quarter ended December 31, 2021 and the year ended December 31, 2021, and other information about the Company’s business.

In addition, from time to time, the Company presents and/or distributes slides and presentations to the investment community to provide updates and summaries of its business. On January 11, 2022, the Company updated its corporate presentation, which is available on the “Investors” section of the Company’s website at https://www.butterflynetwork.com/. The corporate presentation includes preliminary unaudited financial information, including preliminary unaudited total revenue, for the quarter ended December 31, 2021 and the year ended December 31, 2021, and other information about the Company’s business.

Item 7.01	Regulation FD Disclosure.

The press release issued on January 11, 2022 and the corporate presentation updated on January 11, 2022 also include information about the Company’s business and operations. This press release and corporate presentation are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Butterfly Network, Inc. on January 11, 2022
99.2	Corporate Presentation of Butterfly Network, Inc. dated January 11, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUTTERFLY NETWORK, INC.

By:	/s/ Todd M. Fruchterman, M.D., Ph.D.
Name: Todd M. Fruchterman, M.D., Ph.D.
Title: President and Chief Executive Officer

Date: March 28, 2022

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